SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2006

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

420 Lexington Avenue, Suite 408 New York, New York (Address of principal executive offices)	10170 (Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported on the Registrant’s Form 8-K, filed on April 3, 2006 (the “April 8-K”), effective April 30, 2006, Dr. Bernard L. Kasten, the Registrant’s Chief Executive Officer, resigned his employment with the Registrant.

In addition, and also as previously reported on the April 8-K, Thomas N. Konatich (“Konatich”), currently the Registrant’s Chief Financial Officer, was, as of May 1, 2006, appointed to serve in an additional capacity as Acting Chief Executive Officer of the Registrant until such point as the board of directors of the Registrant shall select a permanent Chief Executive Officer. Additional information about Konatich and his employment agreement with the Registrant is incorporated by reference from the Registrant’s Definitive Proxy Statement on Schedule 14A filed on April 29, 2005 and Annual Report on Form 10-K filed on March 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        SIGA TECHNOLOGIES, INC.

        By: /s/ Thomas N. Konatich
        Name: Thomas N. Konatich
                Title:   Chief Financial Officer
                            and Acting Chief Executive Officer

Date: May 4, 2006